                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    APRIL 20, 2004


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                       1-12387                   76-0515284
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                         60045
  (Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:    (847) 482-5000

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit
     Number        Description
     ------        -------------------------------------------------------------
      99.1         Press Release, dated April 20, 2004, announcing Tenneco
                   Automotive's first quarter 2004 results of operations.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The following information, including the exhibit described below, shall not be deemed "filed" hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On April 20, 2004, Tenneco Automotive announced its results of operations for the first quarter of 2004. A copy of the press release announcing the company's first quarter 2004 results is furnished as Exhibit 99.1 to this Form 8-K report and is incorporated herein by reference.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TENNECO AUTOMOTIVE INC.


Date: April 20, 2004                     By: /s/ KENNETH R. TRAMMELL
                                             -----------------------------------
                                             Kenneth R. Trammell
                                             Senior Vice President and
                                             Chief Financial Officer

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EXHIBIT INDEX

     Exhibit
     Number        Description
     ------        -------------------------------------------------------------
      99.1         Press Release, dated April 20, 2004, announcing Tenneco
                   Automotive's first quarter 2004 results of operations.